UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: July 31, 2018

Date of reporting period: July 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

ANNUAL REPORT	JULY 31, 2018

Investment Adviser: GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

TABLE OF CONTENTS

Shareholder Letter	1

Schedule of Investments	6

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

Thank you for your support of the GQG Partners Emerging Markets Equity Fund (the “Fund”). For the twelve-month period ended July 31, 2018, the GQG Partners Emerging Markets Equity Fund’s Investor Shares returned 2.57% compared to the MSCI Emerging Markets Index (the “Benchmark Index”) return of 4.36%. It was a tale of two halves with positive returns for the Fund over the first six-month period on an absolute and relative basis, and negative returns for the second six-month period on both an absolute and relative basis.

2017 was the best full-year return for emerging market equities since 2009. The sharp rise in share prices was a direct result of improved earnings in markets around the world. Estimates were adjusted upward through much of the year as analysts digested the data coming in. That momentum and optimism around global equity markets, including emerging markets, took a rather dramatic turn over the second half of the Fund’s fiscal year.

More specifically in emerging markets, this fiscal year’s second semester was a difficult one for most investors. Having opened 2018 with a sharp move higher, markets faltered in late January and had, for the most part, given back all their early-year gains by mid-February. This rapid rise and quick reversal marked a return to volatility in equity markets that had been remarkably calm over the preceding year and a half or so. That February swoon was an inauspicious start to a semester that became especially difficult for us in early April, when the US Department of the Treasury designated as subject to sanctions seven Russian oligarchs and the companies that they control. At the time, the GQG Partners Emerging Markets Equity Fund was overweight against the benchmark in Russian equities. This action differed from previous US sanctions in that major listed Russian companies were identified as “Specially Designated Nationals” with whom US persons are generally prohibited from conducting any business transactions. Also, the Treasury Department announced that “non-US persons could face sanctions for knowingly facilitating significant transactions for or on behalf of the individuals or entities blocked today.” For a while there was no quote available on those companies.

The Treasury Department’s actions resulted in a sharp selloff in Russian equities. We weren’t holding shares in the sanctioned companies, but we had invested in other Russian companies. Given this new data point we reduced positions immediately. The possibility of additional sanctions still exists and the risk of sanctions-related permanent loss of capital has led us to reevaluate investment opportunities in Russia. If the political issues between the US and Russia can be resolved, we wouldn’t hesitate to look again at some of the high-quality investments that we sold in the aftermath of the sanctions. But for now, we remain cautious.

The discussion above regarding our sale of our Russian holdings is illustrative of a key characteristic of our investment approach. One of our strengths, we feel, is reacting to changing data points. We believe that reacting to new data is equally if not more important than predicting

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

where the world is heading! As we have written before, everybody says that they sell when fundamentals change, but it seems that very few do. We mean what we say – if new data invalidates our investment thesis, we sell. If that leads to higher turnover, we’ll gladly take it.

Even putting Russia to the side, it seemed that nothing could go right for investors in emerging markets over the past six months. The US Federal Reserve hiked interest rates twice in 2018 and indicated that rates would continue to tighten. At least in part due to the Federal Reserve’s actions, many emerging markets currencies weakened versus the US dollar. Given the rise in short-term interest rates and the generally strong economic data coming out of the US, many analysts and traders now expect continued dollar strength. Providing a double whammy to those countries that are net importers of oil, the price of Brent Crude has advanced in fits and starts throughout the past twelve months. Adding to the uncertainty in the market, investors around the world have been spooked by the prospect of a destructive global trade war. China’s markets have lost considerable value in 2018 and the outlook is uncertain. In nations around the world, the rise in economic nationalism has led to protectionist policies that many find appealing, but could prove damaging to business interests.

In contrast to the smooth markets of 2017, all of these factors have led analysts to cut earnings estimates in 2018, never a good thing for stock prices. Estimates peaked in early April and have been coming down ever since, though mid-year estimates still call for double-digit earnings growth for the MSCI Emerging Markets Index in 2018. We believe that earnings drive stock-price performance over the long haul, so this new trend in earnings estimates is not a positive development.

The macro factors that weighed so heavily on stock performance in the past several months aren’t likely to go away any time soon. We’ve had to adjust the portfolio over the past six months, redeploying elsewhere the capital we’d invested in Russia, for example. We ended the fiscal year significantly overweight against the benchmark in Consumer Staples and in Financials. Macro headwinds have shaken investor confidence and resulted in earnings downgrades in recent months. Investors should bear in mind that good news seldom commands banner headlines. We like the quality and the long-term prospects of the companies in which we’ve invested but will remain vigilant in these turbulent times.

Rajiv Jain

Chairman and Chief Investment Officer

GQG Partners LLC

September 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling +1 (866) 362-8333. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns greater than one year are annualized. Performance may reflect agreements to limit a Fund’s expenses, which would further reduce performance if not in effect.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. The Fund invests in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities. It is possible to lose money by investing in securities. The Fund is nondiversified.

Any Fund advised by GQG involves significant risks and is suitable only for those persons who can bear the economic risk of the complete loss of their investment. There can be no assurance that any fund will achieve its investment objectives.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Definition of the Comparative Index

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries. With 843 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2018*
	One Year Return	Annualized Inception to Date
Investor Shares†	2.57%	14.77%
Institutional Shares	2.72%	15.06%
R6 Shares†	2.72%	15.06%
MSCI Emerging Markets Index	4.36%	19.47%

*	The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

SECTOR WEIGHTING (Unaudited) †

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.0%

	Shares	Value
BRAZIL — 1.7%
Ambev ADR	3,104,834	$15,958,847

CHINA — 25.1%
51job ADR *	107,270	9,844,168
Alibaba Group Holding ADR *	224,713	42,073,015
China Gas Holdings	5,681,746	23,024,859
China Resources Gas Group	2,649,987	12,562,461
iQIYI ADR *	286,642	9,178,277
JD.com ADR *	324,818	11,647,973
Jiangsu Hengrui Medicine, Cl A	572,764	5,778,401
Kweichow Moutai, Cl A	102,952	10,955,607
New Oriental Education & Technology Group ADR	162,827	14,009,635
Noah Holdings ADR *	189,355	9,668,466
Ping An Insurance Group of China, Cl H	3,362,539	31,195,127
Shanghai International Airport, Cl A	1,427,004	12,598,774
Tencent Holdings	618,099	27,978,153
Wuliangye Yibin, Cl A	592,050	6,257,439
Yunnan Baiyao Group, Cl A	316,863	4,623,559
ZTO Express Cayman ADR *	265,601	5,266,869

		236,662,783

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
FRANCE — 1.5%
Kering	26,181	$13,968,755

HONG KONG — 7.2%
AIA Group	3,262,226	28,476,897
BOC Hong Kong Holdings	1,006,487	4,873,936
Galaxy Entertainment Group *	1,895,824	15,232,499
Hang Seng Bank	717,711	19,536,146

		68,119,478

INDIA — 21.0%
Bajaj Finance	258,819	10,180,871
HDFC Bank ADR	486,527	50,277,700
Housing Development Finance	1,910,800	55,576,145
Infosys	690,564	13,744,576
Infosys ADR	999,087	20,161,576
InterGlobe Aviation	635,437	8,613,472
Kotak Mahindra Bank	943,497	17,977,496
Reliance Industries	1,248,978	21,597,447

		198,129,283

INDONESIA — 5.7%
Bank Central Asia	23,642,341	38,160,575
Bank Rakyat Indonesia Persero	38,374,786	8,169,944
Sarana Menara Nusantara	212,796,056	7,747,429

		54,077,948

MALAYSIA — 0.6%
IHH Healthcare	3,772,788	5,485,160

MEXICO — 0.6%
Fomento Economico Mexicano ADR	57,390	5,632,254

NETHERLANDS — 5.4%
ASML Holding	68,858	14,784,175
Heineken	358,254	36,275,596

		51,059,771

SOUTH KOREA — 9.0%
Samsung Electronics	823,250	34,036,841

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA (continued)
Samsung Electronics GDR	10,025	$10,305,700
Samsung Fire & Marine Insurance	40,428	9,866,218
SK Hynix	263,754	20,347,714
SK Telecom	48,504	10,861,532

		85,418,005

TAIWAN — 4.1%
Taiwan Semiconductor Manufacturing	4,354,110	34,987,622
Taiwan Semiconductor Manufacturing ADR	101,339	4,176,180

		39,163,802

THAILAND — 5.1%
Bangkok Dusit Medical Services	10,736,192	8,551,521
Bangkok Dusit Medical Services, Cl F	7,167,552	5,709,051
CP ALL	10,169,497	22,924,926
Kasikornbank NVDR	1,625,536	10,602,384

		47,787,882

UNITED KINGDOM — 2.5%
Coca-Cola HBC	651,632	23,369,650

UNITED STATES — 3.5%
Cognizant Technology Solutions, Cl A	124,058	10,110,727
NVIDIA	65,442	16,024,128
Wynn Resorts	41,654	6,947,054

		33,081,909

Total Common Stock (Cost $853,184,038)		877,915,527

PARTICIPATION NOTES — 4.2%
	Shares	Value
CHINA — 4.2%
Hangzhou Hikvision Digital Technology, Expires 3/31/2020 *	2,661,329	13,368,436
Jiangsu Hengrui Medicine, Expires 3/31/2020 *	713,687	7,139,946

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

PARTICIPATION NOTES — concluded
	Shares	Value
CHINA (continued)
Kweichow Moutai, Expires 3/31/2020 *	122,802	$12,958,724
Wuliangye Yibin, Expires 3/31/2020 *	561,664	5,886,674

Total Participation Notes (Cost $39,284,992)		39,353,780

Total Investments— 97.2% (Cost $892,469,030)		$917,269,307

Percentages	are based on Net Assets of $943,774,496.

*	Non-income producing security.

ADR	—	American Depositary Receipt
CI	—	Class
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depository Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

The following is a summary of the inputs used as of July 31, 2018 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$15,958,847	$—	$—	$15,958,847
China	236,662,783	—	—	236,662,783
France	13,968,755	—	—	13,968,755
Hong Kong	68,119,478	—	—	68,119,478
India	198,129,283	—	—	198,129,283
Indonesia	54,077,948	—	—	54,077,948
Malaysia	5,485,160	—	—	5,485,160
Mexico	5,632,254	—	—	5,632,254
Netherlands	51,059,771	—	—	51,059,771
South Korea	85,418,005	—	—	85,418,005
Taiwan	39,163,802	—	—	39,163,802
Thailand	47,787,882	—	—	47,787,882
United Kingdom	23,369,650	—	—	23,369,650
United States	33,081,909	—	—	33,081,909

Total Common Stock	$877,915,527	$—	$—	877,915,527

Participation Notes China	—	39,353,780	—	39,353,780

Total Participation Notes	—	39,353,780	—	39,353,780

Total Investments in Securities	$877,915,527	$39,353,780	$—	$917,269,307

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

Transfers, if any, between levels are considered to have occurred as of the end of each reporting period for purposes of this report. Comparing this reporting period ending on July 31, 2018 to the prior period end July 31, 2017, there were no transfers from Level 1 to Level 2 resulting from the fair valuation of foreign equity securities on July 31, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
JULY 31, 2018

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $892,469,030)	$917,269,307
Foreign Currency, at Value (Cost $460,838)	460,852
Cash	35,208,669
Receivable for Investment Securities Sold	8,969,854
Receivable for Capital Shares Sold	8,881,616
Dividend Receivable	1,616,339
Reclaim Receivable	729
Unrealized Gain on Foreign Spot Currency Contracts	191
Other Prepaid Expenses	17,997

Total Assets	972,425,554

Liabilities:
Payable for Investment Securities Purchased	24,942,519
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,345,178
Payable to Investment Adviser	671,084
Payable for Capital Shares Redeemed	394,198
Payable to Administrator	62,646
Chief Compliance Officer Fees Payable	2,088
Unrealized Loss on Foreign Spot Currency Contracts	1,676
Shareholder Servicing Fees Payable, Investor Shares	889
Payable to Trustees	48
Other Accrued Expenses and Other Payables	230,732

Total Liabilities	28,651,058

Net Assets	$943,774,496

Net Assets Consist of:
Paid-in Capital	$960,378,781
Undistributed Net Investment Income	3,147,050
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(42,207,670)
Net Unrealized Appreciation on Investments	24,800,277
Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,345,178)
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,236

Net Assets	$943,774,496

Investor Shares:
Net Assets	$9,932,040
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	799,198
Net Asset Value, Offering and Redemption Price Per Share	$12.43

Institutional Shares:
Net Assets	$928,267,105
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	74,452,288
Net Asset Value, Offering and Redemption Price Per Share	$12.47

R6 Shares:
Net Assets	$5,575,351
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	447,193
Net Asset Value, Offering and Redemption Price Per Share	$12.47

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND
FOR THE YEAR ENDED
JULY 31, 2018

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$11,838,859
Interest	262,586
Less: Foreign Taxes Withheld	(1,078,702)

Total Investment Income	11,022,743

Expenses:
Investment Advisory Fees	5,598,785
Administration Fees	508,650
Trustees’ Fees	14,779
Shareholder Serving Fees, Investor Shares	13,375
Chief Compliance Officer Fees	5,843
Custodian Fees	233,570
Registration and Filing Fees	147,102
Transfer Agent Fees	139,699
Offering Costs	40,314
Legal Fees	34,396
Audit Fees	24,900
Printing Fees	23,152
Other Expenses	24,616

Total Expenses	6,809,181

Less:
Waiver of Investment Advisory Fees	(430,982)

Net Expenses	6,378,199

Net Investment Income	4,644,544

Net Realized Loss on:
Investments	(40,789,065)
Foreign Currency Transactions	(1,085,518)

Net Realized Loss	(41,874,583)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,732,393
Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,345,178)
Foreign Currency Translation	12,746

Net Change in Unrealized Appreciation (Depreciation)	8,399,961

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(33,474,622)

Net Decrease in Net Assets Resulting from Operations	$(28,830,078)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended July 31, 2018	Period Ended July 31, 2017*
Operations:
Net Investment Income	$4,644,544	$901,286
Net Realized Loss on Investments and Foreign Currency Transactions	(41,874,583)	(1,504,263)
Net Change in Unrealized Appreciation on Investments, accrued foreign capital gains tax on appreciate securities and Foreign Currency Translation	8,399,961	14,056,374

Net Increase (Decrease) in Net Assets Resulting From Operations	(28,830,078)	13,453,397

Dividends and Distributions:
Net Investment Income
Investor Shares	(11,557)	–
Institutional Shares	(1,215,032)	–
R6 Shares	(1,014)	–

Total Dividends and Distributions	(1,227,603)	–

Capital Share Transactions (1):
Investor Shares
Issued	12,475,296	1,975,203
Reinvestment of Distributions	11,205	–
Redeemed	(4,140,798)	–

Net Investor Shares Transactions	8,345,703	1,975,203

Institutional Shares
Issued	813,614,890	190,409,952
Reinvestment of Distributions	496,879	–
Redeemed	(58,270,393)	(2,427,695)

Net Institutional Shares Transactions	755,841,376	187,982,257

R6 Shares
Issued	6,666,702	260,140
Reinvestment of Distributions	1,014	–
Redeemed	(693,615)	–

Net R6 Shares Transactions	5,974,101	260,140

Net Increase in Net Assets From Capital Share Transactions	770,161,180	190,217,600

Total Increase in Net Assets	740,103,499	203,670,997

Net Assets:
Beginning of Year/Period	203,670,997	–

End of Year/Period (including (Undistributed) Net Investment Income of $3,147,050 and $807,108)	$943,774,496	$203,670,997

*	The Fund commenced operations on December 28, 2016.
(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “-” are either not applicable, $0 or have been round to $0”.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$12.14	$10.00

Income from Investment Operations:
Net Investment Income*	0.07	0.12
Net Realized and Unrealized Gain	0.24^	2.02

Total from Investment Operations	0.31	2.14

Dividends and Distributions:
Net Investment Income	(0.02)	—

Total Dividends and Distributions	(0.02)	—

Net Asset Value, End of Year/Period	$12.43	$12.14

Total Return†	2.57%	21.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,932	$2,123
Ratio of Expenses to Average Net Assets	1.26%	1.33%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.33%	1.95%	††
Ratio of Net Investment Income to Average Net Assets	0.55%	1.83%	††
Portfolio Turnover Rate	94%	45%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on December 28, 2016.

Amounts designated as “-” are either not applicable, $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.10	0.14
Net Realized and Unrealized Gain	0.23^	2.03

Total from Investment Operations	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.03)	–

Total Dividends and Distributions	(0.03)	—

Net Asset Value, End of Year/Period	$12.47	$12.17

Total Return†	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$928,267	$201,233
Ratio of Expenses to Average Net Assets	1.08%	1.08%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.15%	1.69%	††
Ratio of Net Investment Income to Average Net Assets	0.79%	2.08%	††
Portfolio Turnover Rate	94%	45%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on December 28, 2016.

Amounts	designated as “-” are either not applicable, $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.14	0.10
Net Realized and Unrealized Gain	0.19^	2.07

Total from Investment Operations	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.03)	–

Total Dividends and Distributions	(0.03)	–

Net Asset Value, End of Year/Period	$12.47	$12.17

Total Return†	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,575	$315
Ratio of Expenses to Average Net Assets	1.08%	1.08%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.15%	1.85%	††
Ratio of Net Investment Income to Average Net Assets	1.06%	1.53%	††
Portfolio Turnover Rate	94%	45%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on December 28, 2016.

Amounts	designated as “-” are either not applicable, $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 21 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. GQG Partners LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Investor Shares, Institutional Shares and R6 Shares. The Fund commenced operations on December 28, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund own securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2018, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Fund has accrued foreign tax in the amount of $2,345,178 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, were amortized over twelve-months from inception of the Fund. As of July 31, 2018, the Fund had fully amortized the offering costs.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2018, the Fund paid $508,650 for these services.

The Fund has adopted a Shareholder Servicing Plan (the “Plan”) that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class-specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 108 basis points as set forth below until November 30, 2018 (the “Contractual Expense Limit”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

As of July 31, 2018, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived, to the Adviser were $263,081 expiring in 2020 and $430,982 expiring in 2021.

6. Investment Transactions:

For the year ended July 31, 2018, the Fund made purchases of $1,305,644,840 and sales of $527,921,921 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Share Transactions:

	Year Ended July 31, 2018	Period Ended July 31, 2017*
Investor Shares
Issued	936,395	174,850
Reinvestment of Distributions	848	—
Redeemed	(312,895)	—

Total Investor Shares Transactions	624,348	174,850

Institutional Shares
Issued	62,400,044	16,748,776
Reinvestment of Distributions	37,529	—
Redeemed	(4,524,183)	(209,877)

Total Institutional Shares Transactions	57,913,390	16,538,899

R6 Shares
Issued	474,022	25,843
Reinvestment of Distributions	77	—
Redeemed	(52,749)	—

Total R6 Shares Transactions	421,350	25,843

Net Increase in Shares Outstanding From Share Transactions	58,959,088	16,739,592

*	The Fund commenced operations on December 28, 2016.

Amounts designated as “-” are either not applicable, $0 or have been rounded to $0

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(1,076,998)	$1,076,998

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal year ended July 31, 2018 and period ended July 31, 2017 were as follows:

Ordinary Income
2018	$1,227,603
2017	—

As of July 31, 2018, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$7,624,814
Short-Term Capital Loss Carryforwards	(39,838,990)
Unrealized Appreciation	15,609,891

Total Accumulated Losses	$(16,604,285)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. The Fund has $39,838,990 of short-term capital loss carryforwards as of July 31, 2018.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (includes foreign currency) by the Fund at July 31, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 899,315,474	$51,691,213	$(33,736,146)	$17,955,067

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

IPO Risk — The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Participation Notes Risk — The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described below.

Small and Mid-Capitalization Company Risk — The small and midcapitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Market Risk — The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Non-Diversification Risk — The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Large Purchase and Redemption Risk — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

10. Concentration of Shareholders:

At July 31, 2018, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Investor Shares	2	63%
Institutional Shares	3	56%
R6 Shares	3	77%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

12. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of GQG

Partners Emerging Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GQG Partners Emerging Markets Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended July 31, 2018 and for the period December 28, 2016 (commencement of operations) through July 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year ended July 31, 2018, and the changes in its net assets and the financial highlights for the year ended July 31, 2018 and for the period December 28, 2016 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2018 to July 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/01/18	Ending Account Value 7/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$862.00	1.22%	$5.63
Hypothetical 5% Return	1,000.00	1,018.74	1.22	6.11
Institutional Shares
Actual Portfolio Return	$1,000.00	$862.40	1.08%	$4.99
Hypothetical 5% Return	1,000.00	1,019.44	1.08	5.41
R6 Shares
Actual Portfolio Return	$1,000.00	$862.40	1.08%	$4.99
Hypothetical 5% Return	1,000.00	1,019.44	1.08	5.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period from inception to period end).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2] [3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 21 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of July 31, 2018.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund to 2018, Trustee of The Advisors’ Inner Circle Fund II to 2018, Trustee of Bishop Street Funds to 2018, Trustee of The KP Funds to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of AXA Premier VIP Trust, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011- 2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007- 2011).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING
MARKETS EQUITY FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended July 31, 2018, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain (5)
0.00%	100.00%	100.00%	1.05%	84.62%	0.00%	1.10%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2018, the total amount of foreign source income is $6,567,212. The total amount of foreign tax paid is $1,056,341. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

GQG Partners Emerging Markets Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

350 East Las Olas Boulevard, Suite 1100

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GQG-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and each of Messrs. Darr and Sullivan is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		FYE July 31, 2018			FYE July 31, 2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$378,215	$0	$0	$315,100	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$45,000	$0	$0	$120,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$164,003

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE July 31, 2018	FYE July 31, 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $45,000 and $284,003, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit services were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: October 5, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and
Chief Financial Officer

Date: October 5, 2018

*	Print the name and title of each signing officer under his or her signature.